                                                                    EXHIBIT 99.1




                           $242,500,000 (APPROXIMATE)



               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A
                  CLASS A-1, CLASS A-2, CLASS A-3 AND CLASS A-4





                           LONG BEACH ACCEPTANCE CORP.
                             ORIGINATOR AND SERVICER



                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.
                                   TRANSFEROR



                                  JULY 16, 2002















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 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior computational materials for this transaction.
 In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the "Prospectus".

PRELIMINARY COMPUTATIONAL MATERIALS                 DATE PREPARED: JULY 16, 2002


               Long Beach Acceptance Auto Receivables Trust 2002-A

                           $250,000,000 (APPROXIMATE)

                         $242,500,000 CLASS A NOTES (1)

--------------------------------------------------------------------------------
 (Note: These Computational Materials have been prepared to assist prospective investors in the Class A Notes only; references to the Class B Notes and the
          Certificate are provided solely for informational purposes.)
--------------------------------------------------------------------------------

====================================================================================================================================
Class                               Class A-1 Notes         Class A-2 Notes    Class A-3 Notes   Class A-4 Notes    Class B Notes
====================================================================================================================================
Principal Amount(1)                   $35,500,000             $75,000,000        $58,000,000       $74,000,000        $7,500,000
Class Percentage                         14.20%                  30.00%            23.20%            29.60%             3.00%
Initial Credit Support(2)         Policy issued by FSA       Policy issued      Policy Issued     Policy Issued    Class B Reserve
                                                                 by FSA            by FSA            by FSA            Account
Expected Rating                         P-1/A-1+                Aaa/AAA            Aaa/AAA           Aaa/AAA        Ba3 (Moody's)
(Moody's/S&P)
Coupon Rate(3)                            TBD                     TBD                TBD               TBD               TBD
Statistical Pool APR                     15.13%                  15.13%            15.13%            15.13%             15.13%
Originator/Servicer              Long Beach Acceptance            LBAC              LBAC              LBAC               LBAC
                                     Corp. ("LBAC")
Indenture Trustee/Back-up       JP Morgan Chase ("Chase")         Chase              Chase             Chase             Chase
Servicer/Collateral
Agent/Trust Collateral Agent
Owner Trustee                   Wilmington Trust Company       Wilmington        Wilmington        Wilmington         Wilmington
                                     ("Wilmington")
Pricing Prepayment Speed               1.70% ABS               1.70% ABS          1.70% ABS         1.70% ABS             NA
Projected Weighted                    [0.27] Years            [1.00] Years      [2.00] Years      [3.24] Years            NA
Average Life
Pricing Benchmark                     3 Month LIBOR               EDSF              Swaps             Swaps               NA
Expected Issuance and               August 15, 2002         August 15, 2002    August 15, 2002   August 15, 2002   August 15, 2002
Closing Date
Payment Dates                    15th day of each month       15th day of        15th day of       15th day of       15th day of
                                                               each month        each month        each month         each month
Record Date                     Last day of the Accrual     Last day of the      Last day of       Last day of     Last day of the
                                         Period              Accrual Period      the Accrual       the Accrual      Accrual Period
                                                                                   Period            Period
Interest Accrual & Delay            Actual/360 - - 0          30/360 - - 0      30/360 - - 0      30/360 - - 0       30/360 - - 0
Days
Final Scheduled Payment              August 15, 2003          September 15,      November 15,    March 15, 2009     March 15, 2009
Date                                                              2005              2006
ERISA Eligible                            Yes                     Yes                Yes               Yes                NA
====================================================================================================================================

1.  Subject to a variance of +/- 10%.
2. The Class A Notes have the benefit of (a) an insurance policy (the "Policy") issued by the Note Insurer which will guarantee Scheduled Payments of the Class A Notes, (b) funds, if any, on deposit from time to time in the Spread Account and (c) [3.0%] subordination evidenced by the Class B Notes. Payments to the Class A Noteholders on each Payment Date will be funded, first, from collections on the Receivables (including excess spread), second, from withdrawals from the Spread Account and third, from draws on the Policy. The issuer expects that excess spread, equivalent to the weighted average APR on the Receivables less the sum of the Servicing Fee, the Senior Strip, the Indenture Trustee, the Custodian and the Backup Servicer fees, the premium payable to FSA and the interest due on the Notes will be approximately [8.04%] per annum at the Cut-off Date. Excess spread over the life of the transaction is dependent upon the composition of the final pool, the actual prepayment, delinquency and default experience of the Receivables, changes in the Servicing Fee, as well as numerous other factors. As such, no assurance can be given as to such numbers' accuracy, continuance, or appropriateness or completeness in any particular context and as to whether such numbers and/or the assumptions upon which they are based reflect present market conditions or future market performance.
3. The coupon on the Class A Certificates will increase by 0.50% after the first date on which the Clean-up Call is exercisable.

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THE TRUST:                 Long Beach Acceptance Auto Receivables Trust 2002-A
                           (the "Trust") will be formed pursuant to a Trust Agreement between Long Beach Auto Receivables Corp. (the "Transferor"), a wholly-owned subsidiary of Long Beach Acceptance Corp. ("LBAC"), and Wilmington Trust Company (the "Owner Trustee").

PLEDGED PROPERTY:          The property pledged by the Trust to the Indenture
                           Trustee for the benefit of the Noteholders and the
                           Note Insurer (the "Pledged Property") will include
                           (i) a pool of retail installment sale contracts (the
                           "Contracts") originated by LBAC (the "Receivables") secured by the new and used automobiles, vans, sport utility vehicles and light-duty trucks financed thereby (the "Financed Vehicles") aggregating approximately $250,000,000 in principal amount (the
                           "Original Pool Balance") as of August 1, 2002 (the
                           "Cut-off Date"); (ii) all moneys received on or after the Cut-off Date with respect to the Receivables;
                           (iii) the security interests in the Financed
                           Vehicles; (iv) any proceeds of any physical damage insurance policies covering Financed Vehicles and any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the obligors; (v) any dealer recourse (exclusive of any dealer charge-back obligation); (vi) property
                           (including the right to receive future Liquidation
                           Proceeds) that shall have secured a Receivable and shall have been repossessed by or on behalf of the Trust; (vii) the legal files and receivable files related to the Receivables; (viii) the rights of the Trust under the Purchase Agreement; (ix) all
                           Recoveries and Liquidation Proceeds with respect to the Receivables; (x) the limited guarantee of Ameriquest Mortgage Company ("AMC") (as described in the Prospectus); (xi) refunds for the costs of extended service contracts and of certain unearned premiums with respect to Financed Vehicles or Obligors; (xii) all other assets comprising the Trust, including, but not limited to, all funds on deposit from time to time in all accounts established, maintained and held as part of the Trust; (xiii) all amounts and property from time to time held in or credited to the Lock-Box Account (as described in the Prospectus); and (xiv) all proceeds of the foregoing.

THE NOTES:                 The Trust will issue six classes of Asset-Backed
                           Notes pursuant to an Indenture between the Trust and JP Morgan Chase, as Indenture Trustee, designated
                           Class A-1 (the "Class A-1 Notes"), in an aggregate original principal amount of approximately
                           $35,500,000, Class A-2 (the "Class A-2 Notes"), in an aggregate original principal amount of approximately
                           $75,000,000, Class A-3 (the "Class A-3 Notes"), in an aggregate original principal amount of approximately
                           $58,000,000, Class A-4 (the "Class A-4 Notes"), in an aggregate original principal amount of approximately
                           $74,000,000 and Class B (the "Class B Notes"), in an aggregate original principal amount of approximately
                           $7,500,000. The Class A-1, Class A-2, Class A-3 and
                           Class A-4 Notes are collectively referred to herein as the "Class A Notes", and will be issued in an aggregate original principal amount of approximately
                           $242,500,000, and the Class B Notes, together with the Class A Notes, are referred to herein as the "Notes". The Notes will be secured by the Pledged
                           Property as and to the extent provided in the Indenture. The Trust will also issue a single certificate (the "Certificate") evidencing the right, subject to certain conditions described herein, to excess cash flow arising from the Receivables (as defined herein). The Certificate and the Notes are referred to herein collectively as the "Securities".
                           Only the Class A Notes are being offered by the Prospectus.



                           The aggregate original principal amount of the Class A-1 Notes will equal approximately 14.20% (the "Class A-1 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-2 Notes will equal approximately 30.00% (the "Class A-2 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-3 Notes will equal approximately 23.20% (the "Class A-3 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-4 Notes will equal approximately 29.60% (the "Class A-4

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                           Percentage") of the Original Pool Balance on the
                           Closing Date. The aggregate original principal amount of the Class B Notes will equal 3.00% (the "Class B Percentage") of the Original Pool Balance on the Closing Date.

                           Payments of interest on and principal of the Class B Notes will be subordinated in priority of payment to interest and principal due on the Class A Notes, payments to the Indenture Trustee, the Servicer, the Senior Strip (as defined herein) and the Note Insurer and, with respect to principal of the Class B Notes, the funding of the Spread Account and the Class B Reserve Account to their respective requisite amounts to the extent described in the Sale and Servicing Agreement; provided, however, that interest payments on the Class B Notes may be made using amounts from the Senior Strip and amounts, if any, on deposit in the Class B Reserve Account on each Payment Date and principal payments on the Class B Notes may be made using amounts, if any, released from the Class B Reserve Account on each Payment Date. Accordingly, except for amounts due to the Class B Notes from the Senior Strip and amounts, if any, on deposit in the Class B Reserve Account, the Class A Notes will generally receive as credit enhancement the benefit of amounts otherwise due on the Class B Notes.

                           Class A Notes will be available in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

THE CERTIFICATE:           The Trust will issue the Certificate, which
                           represents the equity ownership in the Trust and is subordinate in right of payment to the Notes to the extent described in the Sale and Servicing Agreement.
                           The Certificate does not have a principal balance.
                           The Certificate is not being offered by the Prospectus and will initially be held by the Transferor (the "Certificateholder").

THE POLICY:                On the Closing Date, Financial Security Assurance
                           Inc. (the "Note Insurer") will issue a financial guaranty insurance policy (the "Policy") to the Trust
                           Collateral Agent for the benefit of the Class A
                           Noteholders. Pursuant to the Policy, the Note Insurer will unconditionally and irrevocably guarantee to the Class A Noteholders payment of the Scheduled Payments
                           (as defined below) on each Payment Date. The Note
                           Insurer will also make payment of any unpaid interest and principal due on the Class A Notes on their respective Final Scheduled Payment Dates.

                           The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                           "Scheduled Payments" means, with respect to each Payment Date, the payments to be made to the Class A Noteholders in an aggregate amount equal to the Class A Interest Payment Amount and the Class A Principal Payment Amount, each as due and payable on such Payment Date.

                           Scheduled Payments shall not include, nor shall
                           coverage be provided under the Policy in respect of,
                           any taxes, withholding or other charge imposed with
                           respect to any Class A Note by any governmental
                           authority. The Policy is described in greater detail
                           in the Prospectus.
PAYMENTS TO
NOTEHOLDERS:               Payments of interest on the Notes, to the extent
                           funds are available therefor, will be made on the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day)
                           (each, a "Payment Date"), commencing September 16,
                           2002, in the following amounts:

                           (i) With respect to the Class A-1 Notes, interest accrued at the Class A-1 Note Rate based on actual number of days elapsed in the applicable accrual period on the Class A-1 Note Balance and with respect to the Class A-2, Class A-3 and Class A-4 and the first Payment Date, 30 days of interest at Class A-2 Note Rate, Class A-3 Note Rate or Class A-4 Note Rate, as applicable, and with respect to all other Payment Dates, 30 days of interest, in each case on the Class A-2 Note Balance, Class A-3 Note Balance or Class A-4 Note Balance, as applicable, as of the close of business on the last day of the related Collection Period ("Class A Interest Payment Amount");

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                           (ii)   With respect to the Class B Notes and the
                                  first Payment Date, 30 days of interest at the Class B Note Rate, and with respect to all other Payment Dates, 30 days of interest at the Class B Note Rate, in each case on the Class B Note Balance as of the close of business on the last day of the related Collection Period ("Class B Interest Payment Amount").

                           Payments of interest on a Class of Notes will be made on a pro rata basis to holders of record of such Class as of the last day of the related accrual period (each, a "Record Date"). The Record Date for the first Payment Date will be August 15, 2002. Accrued interest on the Class A-1 Notes will be calculated on an actual/360 basis and accrued interest on the Class A-2, Class A-3, Class A-4 and the Class B Notes will be calculated on a 30/360 basis.

                           Payments of principal on or in respect of the Notes, to the extent funds are available therefor, will be distributed on each Payment Date (i) first to Class A-1 Noteholders until the outstanding principal amount of the Class A-1 Notes is zero, then to Class A-2 Noteholders until the outstanding principal amount of the Class A-2 Notes is zero, then to Class A-3 Noteholders until the outstanding principal amount of the Class A-3 Notes is zero, and then to Class A-4 Noteholders, until the outstanding principal amount of the Class A-4 Notes is zero, in an amount equal to the Class A Principal Payment Amount (as defined herein) and (ii) to the Class B Noteholders from amounts released from the Class B Reserve Account, until the outstanding principal amount of the Class B Notes is zero, in an amount equal to the Class B Principal Payment Amount (as defined herein).




                           The "Principal Payment Amount" means (i) with respect to any Payment Date other than the respective Final Scheduled Payment Date, the sum of the following amounts (without duplication): (a) the principal portion of all payments received in respect of the Receivables (excluding Recoveries); (b) the principal portion of all prepayments in full received in respect of the Receivables during the related Collection Period, including prepayments in full resulting from collections with respect to a Receivable received during the related Collection Period; (c) the portion of the Purchase Amount allocable to principal of each Receivable that was repurchased by the Originator or purchased by the Servicer in each case as of the last day of the related Collection Period and, at the option of the
                           Note Insurer, the Principal Balance of each
                           Receivable that was required to be but was not so purchased or repurchased; (d) the principal balance of each Receivable that first became a Liquidated Receivable during the related Collection Period; and
                           (e) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the related Collection Period, and (ii) with respect to the Final Scheduled Payment Date for a class, an amount equal to the greater of (a) the amount calculated in clause (i) above and (b) the then outstanding Class Note Balance for such class.

                           The "Class A Principal Payment Amount" with respect to any Payment Date will be equal to the Class A Percentage of the Principal Payment Amount; provided, that on the Final Scheduled Payment Date for the Class A-4 Notes, the "Class A Principal Payment Amount" shall be the then outstanding Class A-4 Note Balance.

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                           A "Liquidated Receivable" means any Receivable with
                           respect to which any of the following shall have occurred (without duplication): (i) the Receivable has been liquidated by the Servicer through the sale of the related Financed Vehicle, (ii) the related Obligor has failed to pay at least 95% of a scheduled payment by its due date and such failure continues for 60 days (calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a scheduled payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year consisting of twelve 30-day months) as of the end of a Collection Period or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable.

PRIORITY OF
PAYMENTS:                  On each Payment Date, the Indenture Trustee shall,
                           from the Available Funds, make the following Payments in the following order of priority:

                           (i)    first, to LBAC, the Monthly Dealer
                                  Participation Fee Payment Amount and all unpaid Monthly Dealer Participation Fee Payment Amounts from prior Collection Periods, second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and, to the extent the Available Funds, except amounts relating to the Senior Strip, are insufficient to cover such amounts then such deficiency may be paid to the Servicer from the Deficiency Claim Amount (as defined herein) with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent, and third, the Senior Strip pursuant to clauses (vi) and (viii) below until the outstanding principal amount of the Class B Notes are reduced to zero, and thereafter, to LBAC;
                           (ii) to the Indenture Trustee, the Back-Up Servicer and the Custodian, the Indenture Trustee Fee, the Back-up Servicer Fee and the Custodian Fee, respectively, and all unpaid Indenture Trustee Fees, Back-up Servicer Fees and Custodian Fees from prior Collection Periods and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the Deficiency Claim Amount with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent;
                           (iii) to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders, pro rata based on the Note Interest due on each class of Class A Notes, the sum of the Class A Interest Payment Amount and any Class A Interest Carryover Shortfall and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the following sources in the following order of priority: (a) the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent, and (b) the Policy Claim Amount (as defined herein) with respect to such Payment Date;
                           (iv) to the Class A Noteholders, the sum of the Class A Principal Payment Amount and any Class A Principal Carryover Shortfall and, to the extent the remaining Available Funds are insufficient, the Class A Noteholders will receive such deficiency from the following sources in the following order of priority:
                                  (a) the remaining portion of the Deficiency
                                  Claim Amount with respect to such Payment
                                  Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent, and (b) the Policy Claim Amount with respect to such Payment Date, such principal being applied first to, to reduce the outstanding principal amount of the Class A-1 Notes to zero, second, to reduce the outstanding principal amount of the Class A-2 Notes to zero, third, to reduce the

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                                  outstanding principal amount of the Class A-3
                                  Notes to zero, and last, to reduce the
                                  outstanding principal amount of the Class A-4 Notes to zero;
                           (v) first, to the Note Insurer, an amount equal to the Reimbursement Obligations (as defined herein) (including the premium due to the Note Insurer) and second, to the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian, all reasonable out-of pocket expenses incurred by the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian (such amount generally not to exceed, in the aggregate, $50,000 per annum) and third, to the Back-up Servicer, system conversion expenses, if any, not to exceed $100,000;
                           (vi) to the Class B Noteholders, the sum of the Class B Interest Payment Amount and any Class B Interest Carryover Shortfall; and, to the extent that funds are unavailable to pay such amounts, such shortfall will be drawn first from (a) the Senior Strip and second from (b) the Class B Reserve Account to the extent funds are available;
                           (vii) to the Collateral Agent, for deposit to the Spread Account, all the remaining Available Funds;
                           (viii) to the Collateral Agent, for deposit to the
                                  Class B Reserve Account, the remaining portion of the Senior Strip and all monies released from the Spread Account;
                           (ix) from amounts released from the Class B Reserve Account on such Payment Date, if any, to the Class B Noteholders, to reduce the principal amount of the Class B Notes to zero; and
                            (x)    to the Certificateholder, any remaining
                                  releases from the Class B Reserve Account.

EVENT OF DEFAULT:          Events of default under the Indenture are described
                           in the Prospectus.

SPREAD ACCOUNT:            As part of the consideration for the issuance of the
                           Policy, a cash collateral account (the "Spread
                           Account") will be established with the Collateral
                           Agent for the benefit of the Note Insurer and the Trust Collateral Agent on behalf of the Class A
                           Noteholders.

                           Amounts on deposit in the Spread Account will be distributed to Class A Noteholders or released to the Class B Reserve Account to the extent described in the Prospectus. However, the Requisite Amount or the existence of the Spread Account or any other term or provision of the Spread Account Agreement may be amended, modified or terminated by the Note Insurer with the consent of the Transferor and the Collateral Agent, but without the consent of the Indenture Trustee or the Noteholders and without confirmation from Moody's that the rating of the Class B Notes will not be qualified, modified or withdrawn. Accordingly, Noteholders should not rely on amounts in the Spread Account as a source of funds for payments on the Notes.

TAX STATUS OF THE
TRUST: In the opinion of Dewey Ballantine LLP, the Class A Notes will be characterized as indebtedness, and the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

ERISA ELIGIBILITY:         Subject to certain conditions described in the
                           Prospectus, the Class A Notes will be ERISA eligible.
                           See "ERISA Considerations" in the Prospectus.

OPTIONAL REDEMPTION:       The Certificateholder may at its option redeem the
                           Notes on any Payment Date on or after which the outstanding Note Balance is equal to 10% or less of the Initial Note Balance, at a redemption price equal to the then outstanding Note Balance plus all accrued and unpaid interest thereon as of such Payment Date;
                           provided that the Certificateholder's right to exercise such option will be subject to the prior approval of the Note Insurer, but only if, after giving effect thereto, a claim on the Policy would occur or any amount owing to the Note Insurer or the holders of the Class A Notes would remain unpaid.

THE ORIGINATOR/SERVICER:   Long Beach Acceptance Corp. ("LBAC").


GLOSSARY OF TERMS:         "Available Funds" for a Payment Date will be the sum
                           of the following amounts (without duplication) with respect to the related Collection Period: (i) all collections on Receivables

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                           (including amounts received in connection with
                           extensions, rebates or adjustments on Receivables granted by the Servicer in accordance with the Sale and Servicing Agreement); (ii) all proceeds received during such Collection Period with respect to Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, net of the reasonable expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable ("Liquidation Proceeds"); (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase Amount of each Receivable that was repurchased by the Originator or purchased by the Servicer as of the last day of such Collection Period; (v) the amount of any Simple Interest Advance (as described in the Prospectus) deposited to the Collection Account by the Servicer with respect to such Collection Period; and (vi) any earnings on investments of funds in the Collection Account.

                           "Class A Note Balance" shall equal, initially, the initial Class A Note Balance, and thereafter, shall equal the initial Class A Note Balance, reduced by all amounts previously distributed as payments to Class A Noteholders and allocable to principal.

                           "Class B Note Balance" shall equal, initially, the initial Class B Note Balance, and thereafter, shall equal the initial Class B Note Balance, reduced by all amounts previously distributed as payments to Class B Noteholders and allocable to principal.

                           "Class A Percentage" means [97.00]%.

                           "Class B Percentage" means [3.00]%.

                           "Closing Date" means August 15, 2002.

                           "Deficiency Claim Amount" means, with respect to any Determination Date, the amount, if any, by which the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Determination Date pursuant to clauses (i) through (iv) and sub-clause first of clause (v) under "Priority of Payments" above. The Deficiency Claim Amount will be drawn from the Spread Account, to the extent available, to make payments pursuant to clauses (i) through (iv) and sub-clause first of clause (v) under "Priority of Payments" above.

                           The "Determination Date" with respect to any Payment Date will be the fourth Business Day preceding such Payment Date.

                           "Payahead Amount" means, with respect to Receivables that are actuarial receivables or Rule of 78 receivables, payments remitted by the related obligor prior to the Cut-off Date in excess of the aggregate of scheduled receivables payments, Servicer expenses and late fees, if any, retained by the Servicer in accordance with its payment application procedures.

                           "Policy Claim Amount" means, with respect to any Determination Date, the amount, if any, by which the sum of (i) the amount of the Available Funds (after giving effect to the payments to be made on the related Payment Date pursuant to clause (i) and (ii) under "Priority of Payments" above) with respect to such Determination Date plus (ii) the amount of the Deficiency Claim Amount, if any, available to be delivered by the Collateral Agent to the Trust Collateral Agent pursuant to a notice delivered on the fourth Business Day preceding the related Payment Date, is less than the Scheduled Payments for such Payment Date.

                           "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables as of such date (excluding Liquidated Receivables and Receivables purchased by LBAC or the Servicer pursuant to the Sale and Servicing Agreement).

                                                                               7
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

                           "Purchase Agreement" means the Purchase Agreement dated as of August 1, 2001, between the Transferor and LBAC, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Receivables by the Transferor from LBAC.

                           "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Receivable on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Receivable that became a Liquidated Receivable during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Receivable.

                           "Reimbursement Obligations" means, with respect to each Payment Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement or the Insurance Agreement and with respect to which the Note Insurer has not been previously paid.

                           "Recoveries" means, with respect to each Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amount required by law to be remitted to the Obligor.

                           "Requisite Amount" means, with respect to any Payment Date, the amount determined from time to time in accordance with certain portfolio performance tests agreed upon by the Note Insurer and the Transferor as a condition to the issuance of the Policy which portfolio performance tests may be amended, modified or terminated by the Note Insurer and the Transferor without the consent of the Trust Collateral Agent or the Noteholders so long as a Note Insurer Default (as defined in the Prospectus) shall not have occurred and be continuing.

                           "Senior Strip" means, with respect to each Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Pool Balance and (iii) 0.25%.

                           "Servicing Fee" means, with respect to each Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Pool Balance and (iii) 2.20%.

                           "Statistical Cut-off Date" means July 1, 2002.

                                                                               8
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final Prospectus relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement and prospectus relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus supplement and prospectus may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                               9
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

  This information is provided to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates.
      GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

        These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                                  YIELD TABLES

CLASS A-1 TO CALL
---------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE              1.25% ABS          1.50% ABS           1.70% ABS           2.00% ABS           2.25% ABS
=====================================================================================================================
       WAL (YR)               0.31                0.28               0.27                0.24                0.23
        MDUR (YR)              0.31                0.28               0.26                0.24                0.23
     FIRST PRIN PAY          09/15/02            09/15/02           09/15/02            09/15/02            09/15/02
      LAST PRIN PAY          03/15/03            02/15/03           02/15/03            01/15/03            01/15/03
---------------------------------------------------------------------------------------------------------------------


CLASS A-2 TO CALL
---------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE               1.25% ABS          1.50% ABS           1.70% ABS           2.00% ABS           2.25% ABS
=====================================================================================================================
       WAL (YR)                1.19                1.08               1.00                0.90                0.83
       MDUR (YR)               1.16                1.05               0.98                0.88                0.81
    FIRST PRIN PAY           03/15/03            02/15/03           02/15/03            01/15/03            01/15/03
     LAST PRIN PAY           06/15/04            04/15/04           02/15/04            01/15/04            11/15/03
---------------------------------------------------------------------------------------------------------------------


CLASS A-3 TO CALL
---------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE               1.25% ABS          1.50% ABS           1.70% ABS           2.00% ABS           2.25% ABS
=====================================================================================================================
       WAL (YR)                2.37                2.16               2.00                1.80                1.65
       MDUR (YR)               2.25                2.05               1.91                1.72                1.59
    FIRST PRIN PAY           06/15/04            04/15/04           02/15/04            01/15/04            11/15/03
     LAST PRIN PAY           07/15/05            04/15/05           02/15/05            11/15/04            09/15/04
---------------------------------------------------------------------------------------------------------------------


CLASS A-4 TO CALL
---------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE               1.25% ABS          1.50% ABS           1.70% ABS           2.00% ABS           2.25% ABS
=====================================================================================================================
       WAL (YR)                3.78                3.48               3.24                2.89                2.62
       MDUR (YR)               3.45                3.18               2.98                2.68                2.44
    FIRST PRIN PAY           07/15/05            04/15/05           02/15/05            11/15/04            09/15/04
     LAST PRIN PAY           11/15/06            07/15/06           04/15/06            11/15/05            07/15/05
---------------------------------------------------------------------------------------------------------------------




                                                                              10
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A
                   BALANCES AS OF THE STATISTICAL CUT-OFF DATE

TOTAL CURRENT BALANCE                               $200,004,861
TOTAL AMOUNT FINANCED                               $203,248,968

NUMBER OF TOTAL PORTFOLIO LOANS                           11,650

                                                                                                 MINIMUM          MAXIMUM
AVERAGE CURRENT BALANCE                               $17,167.80                                 $1,603.40        $53,906.17
AVERAGE AMOUNT FINANCED                               $17,446.26                                 $3,000.00        $55,561.95

WEIGHTED AVERAGE APR RATE                                15.1281 %                                  4.9900           25.5000 %
WEIGHTED AVERAGE ADJUSTED APR RATE                       15.1281 %                                  4.9900           25.5000 %

WEIGHTED AVERAGE ORIGINAL LOAN TERM                           66 months                                 24                72 months
WEIGHTED AVERAGE REMAINING TERM                               64 months                                  3                72 months
WEIGHTED AVERAGE LOAN AGE                                      2 months                                  0                57 months

TOP DEALER STATE CONCENTRATIONS ($)            29.45 %  California,  8.69 %  Arizona,  6.55 %  Oklahoma
TOP BORROWER STATE CONCENTRATIONS ($)          29.45 %  California,  8.69 %  Arizona,  6.49 %  Oklahoma
NEW-USED BREAKDOWN ($)                         71.57 %  Used, 28.43 %  New
TOP MANUFACTURER CONCENTRATIONS ($)            21.37 %  Ford, 18.69 %  Chevrolet,  11.31 %  Dodge

CONTRACT DATE                                                                                 Sep 05, 1997       Jun 28, 2002
MATURITY DATE                                                                                 Sep 07, 2002       Jul 11, 2008


                                                                                                      % OF AGGREGATE
                                                                             PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                             NUMBER OF       OUTSTANDING AS OF      OUTSTANDING AS OF
       LOAN TYPE                                      AUTOMOBILE LOANS         THE CUTOFF DATE        THE CUTOFF DATE
       -------------------------------------------------------------------------------------------------------------
        Precomputed                                                597          $9,943,218.86                   4.97%
        Simple Interest                                         11,053         190,061,642.01                  95.03
       -------------------------------------------------------------------------------------------------------------
       TOTAL                                                    11,650        $200,004,860.87                 100.00%
       =============================================================================================================

                                                                                                      % OF AGGREGATE
                                                                            PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                             NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
       LOAN CLASS                                     AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
       -------------------------------------------------------------------------------------------------------------
        A+ (IA)                                                    612         $11,341,263.43                   5.67%
        A (I)                                                    1,258          25,345,634.55                  12.67
        B+ (IIA)                                                 4,168          77,587,233.07                  38.79
        B (IIB)                                                  4,551          72,828,249.89                  36.41
        C (III)                                                  1,060          12,900,129.16                   6.45
        Limited Credit (LC)                                          1               2,350.77                   0.00
       -------------------------------------------------------------------------------------------------------------
       TOTAL                                                    11,650        $200,004,860.87                 100.00%
       =============================================================================================================

                                                                              11
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
NEW/USED                                       AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
 New                                                      2,579         $56,853,550.90                  28.43%
 Used                                                     9,071         143,151,309.97                  71.57
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
CONTRACT DATE                                  AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
 01/01/97  - 12/31/97                                         3              $6,747.88                   0.00%
 01/01/01  - 08/31/01                                         2              30,776.19                   0.02
 10/01/01  - 10/31/01                                         1               9,209.59                   0.00
 11/01/01  - 11/30/01                                         2              35,624.59                   0.02
 12/01/01  - 12/31/01                                         9             186,238.02                   0.09
 01/01/02  - 01/31/02                                       330           5,301,322.57                   2.65
 02/01/02  - 02/28/02                                     2,254          36,914,040.82                  18.46
 03/01/02  - 03/31/02                                     2,675          44,728,057.26                  22.36
 04/01/02  - 04/30/02                                     2,259          39,343,125.15                  19.67
 05/01/02  - 05/31/02                                     2,466          43,575,220.11                  21.79
 06/01/02  - 06/30/02                                     1,649          29,874,498.69                  14.94
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
CURRENT BALANCE ($)                            AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
      1,603  -      2,500                                     2              $3,954.17                   0.00%
      2,501  -      5,000                                    39             172,815.57                   0.09
      5,001  -      7,500                                   268           1,759,366.37                   0.88
      7,501  -     10,000                                   873           7,813,113.07                   3.91
     10,001  -     12,500                                 1,556          17,651,608.75                   8.83
     12,501  -     15,000                                 2,008          27,683,848.80                  13.84
     15,001  -     17,500                                 1,944          31,540,696.88                  15.77
     17,501  -     20,000                                 1,632          30,515,420.89                  15.26
     20,001  -     22,500                                 1,196          25,341,737.51                  12.67
     22,501  -     25,000                                   862          20,408,822.42                  10.20
     25,001  -     27,500                                   540          14,124,102.40                   7.06
     27,501  -     30,000                                   326           9,355,493.97                   4.68
     30,001  -     35,000                                   307           9,840,830.84                   4.92
(greater than)     35,000                                    97           3,793,049.23                   1.90
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                              12
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
APR RATE (%)                                   AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
  4.990  -  5.000                                             1             $30,100.19                   0.02%
  5.001  -  6.000                                             5              93,336.06                   0.05
  6.001  -  7.000                                            43             802,496.71                   0.40
  7.001  -  8.000                                           131           2,693,996.94                   1.35
  8.001  -  9.000                                           278           6,005,349.51                   3.00
  9.001  - 10.000                                           449           9,402,470.69                   4.70
 10.001  - 11.000                                           468           9,789,059.87                   4.89
 11.001  - 12.000                                           666          14,080,032.46                   7.04
 12.001  - 13.000                                           744          14,830,428.23                   7.42
 13.001  - 14.000                                           981          19,500,683.76                   9.75
 14.001  - 15.000                                         1,109          20,118,052.64                  10.06
 15.001  - 16.000                                         1,185          20,635,667.58                  10.32
 16.001  - 17.000                                         1,518          25,567,427.91                  12.78
 17.001  - 18.000                                         1,474          22,381,078.50                  11.19
 18.001  - 19.000                                         1,179          16,534,806.56                   8.27
 19.001  - 20.000                                           720           9,255,399.49                   4.63
 20.001  - 21.000                                           617           7,327,597.79                   3.66
 21.001  - 22.000                                            56             654,352.30                   0.33
 22.001  - 23.000                                            12             149,175.29                   0.07
 23.001  - 24.000                                            13             143,315.67                   0.07
 25.001  - 25.500                                             1              10,032.72                   0.01
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                              13
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
ADJUSTED APR RATE (%)                          AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
  4.990  -  5.000                                             1             $30,100.19                   0.02%
  5.001  -  6.000                                             5              93,336.06                   0.05
  6.001  -  7.000                                            43             802,496.71                   0.40
  7.001  -  8.000                                           131           2,693,996.94                   1.35
  8.001  -  9.000                                           278           6,005,349.51                   3.00
  9.001  - 10.000                                           449           9,402,470.69                   4.70
 10.001  - 11.000                                           468           9,789,059.87                   4.89
 11.001  - 12.000                                           666          14,080,032.46                   7.04
 12.001  - 13.000                                           744          14,830,428.23                   7.42
 13.001  - 14.000                                           981          19,500,683.76                   9.75
 14.001  - 15.000                                         1,109          20,118,052.64                  10.06
 15.001  - 16.000                                         1,185          20,635,667.58                  10.32
 16.001  - 17.000                                         1,518          25,567,427.91                  12.78
 17.001  - 18.000                                         1,474          22,381,078.50                  11.19
 18.001  - 19.000                                         1,179          16,534,806.56                   8.27
 19.001  - 20.000                                           720           9,255,399.49                   4.63
 20.001  - 21.000                                           617           7,327,597.79                   3.66
 21.001  - 22.000                                            57             657,146.01                   0.33
 22.001  - 23.000                                            12             149,175.29                   0.07
 23.001  - 24.000                                            12             140,521.96                   0.07
 25.001  - 25.500                                             1              10,032.72                   0.01
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                        AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
   3  -   6                                                   3              $6,747.88                   0.00%
  19  -  24                                                  10              54,833.80                   0.03
  25  -  30                                                   4              18,632.64                   0.01
  31  -  36                                                  91             697,693.48                   0.35
  37  -  42                                                  30             284,924.08                   0.14
  43  -  48                                                 329           3,215,996.90                   1.61
  49  -  54                                                 442           5,298,918.18                   2.65
  55  -  60                                               5,225          74,099,763.85                  37.05
  61  -  66                                                 517           8,629,908.25                   4.31
  67  -  72                                               4,999         107,697,441.81                  53.85
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                              14
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN AGE (MONTHS)                              AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
 0                                                        2,443         $44,194,367.96                  22.10%
 1                                                        2,321          40,738,117.15                  20.37
 2                                                        2,401          41,444,636.35                  20.72
 3                                                        2,622          43,446,243.78                  21.72
 4-6                                                      1,855          30,099,137.38                  15.05
 7+                                                           8              82,358.25                   0.04
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
DEALER STATE                                     MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
 California                                               3,159         $58,898,331.28                  29.45%
 Arizona                                                    945          17,385,032.98                   8.69
 Oklahoma                                                   833          13,106,290.16                   6.55
 New York                                                   774          11,594,152.00                   5.80
 Nevada                                                     555          10,224,984.18                   5.11
 Colorado                                                   585           9,678,814.72                   4.84
 Washington                                                 531           9,262,584.32                   4.63
 Georgia                                                    509           8,677,194.03                   4.34
 Florida                                                    508           8,535,311.61                   4.27
 New Jersey                                                 493           8,496,751.77                   4.25
 Oregon                                                     374           6,155,420.27                   3.08
 North Carolina                                             305           5,157,001.77                   2.58
 Massachusetts                                              324           5,096,608.29                   2.55
 South Carolina                                             307           4,971,199.48                   2.49
 Pennsylvania                                               329           4,905,577.41                   2.45
 Missouri                                                   257           4,050,082.94                   2.02
 Maryland                                                   126           2,272,660.66                   1.14
 New Hampshire                                              157           2,087,144.38                   1.04
 Kansas                                                     123          $2,075,568.10                   1.04%

 All Others ( 10 )                                          456           7,374,150.52                   3.69
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                              15
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
COLLATERAL YEAR                                AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
 1993                                                         1              $9,074.56                   0.00%
 1994                                                         5              41,635.47                   0.02
 1995                                                        47             467,983.77                   0.23
 1996                                                       399           4,431,840.63                   2.22
 1997                                                       870          11,112,723.53                   5.56
 1998                                                     1,572          22,077,445.80                  11.04
 1999                                                     2,667          43,342,509.54                  21.67
 2000                                                     1,679          27,835,342.04                  13.92
 2001                                                     1,660          30,040,383.15                  15.02
 2002                                                     2,677          59,164,198.68                  29.58
 2003                                                        73           1,481,723.70                   0.74
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                              16
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
MANUFACTURER                                   AUTOMOBILE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------
 Acura                                                       74          $1,204,564.27                   0.60%
 Audi                                                        10             227,039.84                   0.11
 BMW                                                         59           1,441,078.98                   0.72
 Buick                                                       69             958,110.59                   0.48
 Cadillac                                                    68           1,279,055.66                   0.64
 Chevrolet                                                2,052          37,381,867.54                  18.69
 Chrysler                                                   331           5,704,729.94                   2.85
 Daewoo                                                      15             172,742.13                   0.09
 Dodge                                                    1,303          22,614,620.71                  11.31
 Ford                                                     2,444          42,734,319.08                  21.37
 Geo                                                          9              56,688.24                   0.03
 GMC                                                        300           5,972,516.46                   2.99
 Honda                                                      480           7,644,594.99                   3.82
 Hyundai                                                    291           4,504,936.01                   2.25
 Infiniti                                                    52             973,750.54                   0.49
 Isuzu                                                      113           2,023,321.05                   1.01
 Jaguar                                                       5             121,053.25                   0.06
 Jeep                                                       361           6,394,464.39                   3.20
 Kia                                                        119           1,601,766.74                   0.80
 Land Rover                                                  10             210,058.31                   0.11
 Lexus                                                       50           1,112,130.36                   0.56
 Lincoln                                                     54           1,221,864.78                   0.61
 Mazda                                                      228           3,495,915.78                   1.75
 Mercedes                                                    81           2,112,467.38                   1.06
 Mercury                                                    192           2,695,531.85                   1.35
 Mitsubishi                                                 421           6,734,859.91                   3.37
 Nissan                                                     787          14,049,255.10                   7.02
 Oldsmobile                                                 132           1,843,697.48                   0.92
 Plymouth                                                   133           1,558,872.09                   0.78
 Pontiac                                                    420           5,975,593.00                   2.99
 Porsche                                                      1              30,235.00                   0.02
 Saab                                                         6             102,973.71                   0.05
 Saturn                                                     117           1,376,985.48                   0.69
 Subaru                                                      33             608,149.06                   0.30
 Suzuki                                                      89           1,399,450.75                   0.70
 Toyota                                                     606          10,272,572.78                   5.14
 Volkswagen                                                 115           1,829,850.80                   0.91
 Volvo                                                       20             363,176.84                   0.18
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    11,650        $200,004,860.87                 100.00%
==============================================================================================================

                                                                              17
[GRAPHIC OMITTED]GREENWICH CAPITAL
--------------------------------------------------------------------------------